Exhibit 10.7

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

STATE OF CALIFORNIA	§
§
COUNTY OF KERN	§

THIS ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS (this "Assignment") is

FROM:	TRI-VALLEY OIL & GAS CO.	("Assignor")
4927 Calloway Drive
Bakersfield, California 93312

TO:	GEORGE T. GAMBLE 1991 TRUST	(“Assignee”)
P. O. Box 128
Oakville, California 94562

Assignor, for and in consideration of $10.00 and other good and valuable consideration, in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, and subject to the terms, provisions and conditions set forth below, does hereby sell, assign, transfer, set over and deliver, to Assignee, without warranties or covenants of title, express or implied, effective as of 7:00 a.m., local time of the location of the properties herein assigned on March 30, 2012 (the "Effective Date"), the following described overriding royalty interests in the production from or allocable to each of the oil and gas leases (the "Leases,” whether one or more) described in Exhibit “A” attached hereto, insofar as the Leases cover the lands described in the Leases and which overriding royalty interest, as to the specified Leases, is equal to the fractional share of  the oil, gas, distillate, condensate, casinghead gas and other liquid and vaporous hydrocarbons (collectively, "Hydrocarbons"), produced and saved or produced and allocable to and sold from any of the Leases.

With respect to the Claflin Lease, as described on Exhibit A, the overriding royalty is equal to 2.0% of 100%  (or 0.0200000);

With respect to all the Leases (except for the Claflin Lease) described on Exhibit A, the overriding royalty is equal to 1.0% of 100%  (or 0.0100000); and

With respect to all other leases in which Assignor or Tri-Valley Corporation (“Tri-Valley”) presently own or hereafter acquires any interest in which is located within the AMI (as hereinafter defined), the Assignor or Tri-Valley agree to amend this Assignment or execute a new document such that the Assignor or Tri-Valley assigns an overriding royalty equal to 1.0% of 100% (or 0.0100000) of such lease. “AMI” shall mean the area of mutual interest in Sections 25, 26, 35, and 36 of Township 29 South, Range 29 East Mount Diablo Base and Meridian, Kern County, California. In addition, with respect to the AMI, the following shall apply:

Assignment of Overriding Royalty Interest - Page 1

(A)           The Assignor, Tri-Valley or its subsidiaries shall execute and deliver to the Assignee an assignment in substantially the same form as this Assignment within ten (10) business days from the date any such lease is entered into by Assignor, Tri-Valley or its subsidiaries as lessee; provided, however, the (i) Assignor nor Tri-Valley shall at no time have an obligation to enter into any leases within the AMI; and (ii) the assignment is not in violation of any terms of any agreement to which the lands covered by assignment are subject to; and

(B)           Notwithstanding the foregoing, at any time Assignor, Tri-Valley or its subsidiaries may release any lease or property within the AMI, or any part thereof, or allow any such lease or property any part thereof to revert or to terminate at will, or amend at will any lease or agreement governing such lease or property.  Further, Assignor, Tri-Valley nor its subsidiaries shall be under an obligation to keep any leasehold or property within the AMI in effect.

The overriding royalty interests herein sold, assigned, transferred, set over and delivered by Assignor are each subject to the following terms, provisions and conditions:

(1)           The overriding royalty interest payable under each Lease is subject to the terms and provisions of such Lease and any amendments or modifications thereof or thereto, and any amendments or modifications thereof or thereto may be made without the consent or joinder of any Assignee;

(2)           The overriding royalty interests shall be paid without deduction for the cost of producing, gathering, storing, separating, treating, dehydrating, compressing, processing, marketing, and otherwise making the oil, gas and leased substances produced hereunder ready for sale or use, except deduction for reasonable costs of transportation off the premises of any of the Leases, but Assignee shall bear and pay all taxes which may now or hereafter be applicable to or in any manner connected with such overriding royalty interests or be deemed a lien upon such overriding royalty interests or the production of Hydrocarbons attributable thereto, including, without limitation, all production, severance, gathering, transportation, excise or other taxes attributable to or levied upon such overriding royalty interests or the production of Hydrocarbons attributable thereto, and all other costs and charges to the same extent as those costs and charges are borne by or charged to the lessors' royalty interest under the terms of the applicable Lease.  It is expressly provided that no overriding royalty shall be paid nor shall accrue upon any Hydrocarbons used for operating, development or production purposes upon the lands covered by a Lease, or that portion of any Hydrocarbons returned to the lands covered by a Lease for operating, development or production purposes or upon that portion of Hydrocarbons which is unavoidably lost.  Except as otherwise provided herein, the overriding royalty interest attributable to a Lease shall be paid or delivered to Assignee in the same manner as that provided in such Lease for the payment of royalty to the lessors therein;

(3)           The overriding royalty interest of Assignee in any Lease may be pooled and unitized in the same manner and under the same and identical terms, conditions and provisions as the lessors' royalty may be pooled and unitized under the terms of the Lease to which such overriding royalty interest is applicable;

(4)           This Assignment of the overriding royalty interests herein by Assignor is based upon the assumption that each Lease covers and affects the entire fee simple estate and the entirety of the lands described and covered by such Lease.  In addition, this Assignment is further based upon the assumption that Assignor acquired the entire leasehold estate in each of the Leases, without consideration of any other assignment of any interest in the Leases into Assignor.  If any Lease covers less than the entire fee simple estate described therein, or if there is a loss or failure of title so that such Lease does not cover a particular tract or parcel described therein, or if such Lease does not cover the entire mineral interest in the entirety of the lands described in and covered by such Lease, or if Assignor owns less than the entire leasehold estate in each of the Leases, then the overriding royalty interests herein assigned burdening such Lease shall be proportionately reduced as to each such partial interest or as to each of such lands as to which title shall have failed or is less than the entire mineral interest; and

Assignment of Overriding Royalty Interest - Page 2

(5)           No obligations, either express or implied, shall arise by reason of this Assignment by Assignor which shall obligate Assignor to keep and to maintain any of the Leases in force and effect either by the payment of rentals, compensatory royalty or other payments, or by the drilling of any wells, or by any other method, it being expressly understood that Assignee is to receive Assignee’s overriding royalty interests only out of the Hydrocarbons if, as and when produced, saved and sold at the will of Assignor from said lands under the terms and provisions of the Leases, and Assignor may release the Leases, or any part thereof, or permit the Leases or any part thereof, to revert or to terminate at will and without liability to Assignee.

TO HAVE AND TO HOLD all and singular the overriding royalty interests herein sold, transferred, set over and delivered unto the Assignee and Assignee’s successors in title and assigns, forever.  This Assignment is made without warranties or covenants of title, either express or implied.

All of the terms, provisions, covenants and agreements herein contained shall extend to and be binding upon the parties hereto and their respective successors in title and assigns.

[SIGNATURE PAGE FOLLOWS]

Assignment of Overriding Royalty Interest - Page 3

IN WITNESS WHEREOF, Assignor has executed this Assignment on the date of the acknowledgment annexed hereto, but this Assignment shall be effective as of the Effective Date hereinabove recited.

TRI-VALLEY OIL & GAS CO.
A California corporation

By:	/s/ Maston N. Cunningham
Maston N. Cunningham, President
and Chief Executive Officer

AGREED AND ACKNOWLEDGED
FOR PURPOSES OF CONVEYING AN
INTEREST IN A LEASE LOCATED WITHIN
THE AMI:

TRI-VALLEY CORPORATION, a Delaware corporation

By:	/s/ Maston N. Cunningham
Maston N. Cunningham, Chief Executive Officer

Assignment of Overriding Royalty Interest – Signature Page

ACKNOWLEDGEMENTS

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF KERN	)

On March ___, 2012, before me, ___________________________, personally appeared Maston N. Cunningham, President and Chief Executive Officer of Tri-Valley Oil & Gas Co., a California corporation, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Place Notary Seal Above	Signature of Notary Public

Assignment of Overriding Royalty Interest – Signature Page

ACKNOWLEDGEMENTS

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF KERN	)

On March ___, 2012, before me,______________________________, personally appeared Maston N. Cunningham, Chief Executive Officer of Tri-Valley Corporation, a Delaware corporation, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Place Notary Seal Above	Signature of Notary Public

Assignment of Overriding Royalty Interest – Signature Page

EXHIBIT A
Attached to and made a part of Assignment of Overriding Royalty Interests from Tri-Valley Oil & Gas Co. to
George T. Gamble 1991 Trust

“Claflin Lease”:  That certain Oil and Gas Lease entered on May 10, 2006 by and between Lawrence Randall Stafford, Trustee of the Fighting Dragon Trust dated May 8, 2002, as Lessor, and Tri-Valley Oil & Gas Co., as Lessee, as to which a Memorandum of Oil and Gas Lease (Short Form Lease) dated May 17, 2007 was recorded with the Official Records of Kern County on May 18, 2007 as Document No. 0207105189.

APN No: 388-010-26, 27, 28, 29, 07MR & 08MR

Portion of Section 26, Township 29 South, Range 29 East, M.D.B. & M., Kern County,
California

Section 26:  West Half of the Southwest Quarter (W/2 SW/4)

“BLM Summitt Lease”:  That certain Department of the Interior, Bureau of Land Management Lease Serial No. CACA 46599 with a lease effective date of January 1, 2005 which was assigned to Assignor pursuant to an Assignment of Record Title Interest in a Lease for Oil and Gas or Geothermal Resources approved by the Bureau of Land Management on September 1, 2011, OMB No. 1004-0034.

APN No: 388-010-13,14,15,16 &17.

Portion of Section 26, Township 29 South, Range 29 East, M.D. B. & M.

Section 26:  The Northeast Quarter (NE/4)

“Tarrance/Cannon Leases”:  That certain Oil, Gas and Mineral Lease entered into March 16, 2011 by and between Donna R. Tarrance, who acquired title as Donna R. Cannon, as Lessor, and Tri-Valley Oil & Gas Co.,as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded on April 21, 2011, with the Official Records of Kern County as Document No. 0211052176;

That certain Oil, Gas and Mineral Lease entered into March 16, 2011 by and between Kenneth M. Cannon, as Lessor, and Tri-Valley Oil and Gas Co, as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded April 21, 2011 with the Official Records of Kern County, as Document No. 0211052177;

APN No. 388-010-24, containing 20 acres, more or less.

Portion of Section 26, Township 29 South, Range 29 East, M.D.B. & M.

Section 26: the East Half of the Southeast Quarter of the Southeast Quarter (E/2 SE/4 SE/4)

Assignment of Overriding Royalty Interests – Exhibit “A”

“Ernestine M. Williams Trust Lease”: That certain Oil, Gas and Mineral Lease entered into September 14, 2011 by and between Mark Guthrie White, Successor Trustee of the Ernestine M. Williams Trust dated the 22nd day of August 2011;

APN No. 388-010-23, containing 20 acres, more or less.

Portion of Section 26, Township 29 South, Range 29 East, M.D.B. & M.

Section 26: West Half of the Southeast Quarter (W/2 SE/4)

“Alma Investment Co. Leases”:  That certain Oil, Gas and Mineral Lease entered into January 20, 2011 by and between Alma Investment Company, as Lessor” and Tri-Valley Oil & Gas Co., as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded March 4, 2011, with the Official Records of Kern County as Document No. 0211052176;

APN No. 388-17,18,19,20 & 29MR.

Portion of Section 36, Township 29 South, Range 29 East, M.D.B. & M.

Section 36: South Half of the Northeast Quarter (S/2 NE/4)

“Harlan Leases”: That certain Oil, Gas and Mineral Lease entered into February 4, 2011 by and between James G. Harlan and Nancy S. Harlan, Trustees of the Harlan Family Living Trust dated June 10, 2005 and James Gary Harlan, as an Heir and Devisee of the Estate of Emory E. Harlan, deceased, sole Heir and Devisee of the Estate of Dorothy Harlan, deceased, as Lessor, and Tri-Valley Oil & Gas Co., as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded on May 11, 2011, with the Official Records of Kern County, as Document No. 0211061269;

That certain Oil, Gas and Mineral Lease entered into February 4, 2011 by and between Janet C. Harlan, trustee of the Harlan trust dated January 17, 1996, Sub-trust B and Janet C. Harlan, as sole Heir and Devisee of the Estate of Herbert Emory Harlan, deceased, an Heir and Devisee of the Estate of Emory E. Harlan, deceased and Janet C Harlan, Successor Trustee of the Harlan Trust Dated January 17, 1996, as Lessor, and Tri-Valley Oil & Gas Co., as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded on May 11, 2011, with the Official Records of Kern County, as Document No. 0211061270;

APN No. 388-17,18,19,20 & 29MR.

Portion of Section 36, Township 29 South, Range 29 East, M.D.B. & M.

Section 36: South Half of the Northeast Quarter (S/2 NE/4)

“McFarland Leases”: That certain Oil, Gas and Mineral Lease entered into May 16, 2011 by and between William A. McFarland, Jr. and Daniel Johnson, as Co-Executors of the Estate of Thomas J. Weber, deceased, as Lessor, and Tri-Valley Oil & Gas Co., as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded on June 27, 2011, with the Official Records of Kern County, as Document No. 0211081965.

APN No. 388-17,18,19,20 & 29MR.

Assignment of Overriding Royalty Interests – Exhibit “A”

Portion of Section 36, Township 29 South, Range 29 East, M.D.B. & M.

Section 36: South Half of the Northeast Quarter (S/2 NE/4)

“Lenore Cathryn Williams, et al Leases”:  That certain Oil, Gas and Mineral Lease entered into January 26, 2011 by and between Lenore Cathryn Williams, also known as Lenore Catherine Whitmore, also known as Cathy Whitmore, as Lessor, and Tri-Valley Oil & Gas Co., as Lessee,as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded on March 4,2011 with the Official Records of Kern County, as Document No. 0211028928.

APN 388-060-15

Portion of Section 36, Township 29 South, Range 29 East, M.D.B. & M.

Section 36: South Half of the Northwest Quarter of the Northeast Quarter (S/2 NW/4 NE/4)

“Grogg Leases”:  That certain Oil, Gas and Mineral Lease entered into January 25, 2011 by and between Ca W. Grogg and Sally C. Grogg, Trustees of the Grogg Family Trust of 2004, under instrument dated November 19, 2004, as Lessor, and Tri-Valley Oil & Gas Co., as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded on March 31, 2011 with the Official Records of Kern County, as Document No. 0211042382. (Parcel 1)

That certain Oil, Gas and Mineral Lease entered into January 25, 2011 by and between Thomas J. Grogg and Georgia A Grogg, Co-Trustees of the Grogg Family Trust, dated August 27, 2008, as Lessor, and Tri-Valley Oil & Gas Co., as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded on March 31, 2011 with the Official Records of Kern County, as Document No. 0211042381. (Parcel 2)

APN No. 388-060-14 & 15.

Portion of Section 36, Township 29 South, Range 29 East, M.D.B. & M.

Section 36: North Half of the Northwest Quarter of the Northeast Quarter (N/2 NW/4 NE/4) (Parcel 1)

Section 36: South Half of the Northwest Quarter of the Northeast Quarter (S/2 NW/4 NE/4 (Parcel 2)

“Webster Leases”:  That certain Oil, Gas and Mineral Lease entered into January 25, 2011, by and between Roberta Ilene Webster, as Surviving Trustee of the Webster Family 1998 Trust,, as Lessor, and Tri-Valley Oil & Gas Co., as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease (Short Form) was recorded on May 11, 2011 with the Official Records of Kern County, as Document NO. 0211061271.

APN No. 388-060-15.

Portion of Section 36, Township 29 South, Range 29 East, M.D.B. & M.

Section 36: South Half of the Northwest Quarter of the Northeast Quarter (S/2 NW/4 NE/4)

Assignment of Overriding Royalty Interests – Exhibit “A”

“Walter Leases”:  That certain Oil, Gas and Mineral Lease entered into January 26, 2011 by and between Margaret J. Walter, as Lessor, and Tri-Valley Oil & Gas Co., as Lessee, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded on May 27, 2011 with the Official Records of Kern County, as Document No. 0211069343.

APN No. 388-060-15.

Portion of Section 36, Township 29 South, Range 29 East, M.D.B. & M.

Section 36: South Half of the Northwest Quarter of the Northeast Quarter (S/2 NW/4 NE/4)

“Wells Fargo Bank Leases”:  That certain Oil, Gas and Mineral lease entered into August 5, 2011 by and between Wells Fargo Bank, N.A., as Successor Corporate Trustee, Barnaby Conrad, III, as individual Trustee and Duncan A, Chapman, as individual Trustee of the Trust under the Will of Geraldine King Cowgill, deceased, for the benefit of Winston Stuart Conrad; Wells Fargo Bank N.A., as Successor Corporate Trustee, Barnaby Conrad III, as individual Trustee and Duncan A. Chapman, as individual Trustee of the Trust under the Will of Geraldine King Cowgill, deceased, for the benefit of Cayetana Conrad and Wells Fargo Bank, N. A., as Successor Corporate Trustee, Barnaby Conrad, III, as individual Trustee and Duncan A. Chapman, as individual Trustee of the Trust under the Will of Geraldine King Cowgill, deceased, for the benefit of Barnaby Conrad III, Hereinafter called “Lessor”, and Tri-Valley Oil & Gas Co., hereinafter called “Lessee”, as to which a Memorandum of Oil, Gas and Mineral Lease(Short Form) was recorded on November 11, 2011 with the Official Records of Kern County, as Document No. 0211152964.

APN No: 388-060-16

Township 29 South, Range 29 East, M.D.B. & M.

Section 36: Northeast Quarter of the Northeast Quarter (NE/4 NE/4)

Assignment of Overriding Royalty Interests – Exhibit “A”